SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 12, 2000



                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
            (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                   1-4717                44-0663509
 (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                       Identification Number)


              114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105
                  (Address of Principal Executive Offices)


                               (816) 983-1303
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.

On June 14, 2000, the Board of Directors of Kansas City Southern Industries, Inc. ("KCSI") declared a dividend payable to the holders of KCSI common stock, par value $0.01 per share ("KCSI Common Stock"), distributing on a pro-rata basis (the "Distribution") all of the outstanding shares of common stock of Stilwell Financial Inc., a Delaware corporation ("Stilwell"), and a wholly-owned subsidiary of KCSI. Stilwell holds the financial services businesses of KCSI, including, among others, an approximate 81.5% ownership in Janus Capital Corporation, an approximate 86% ownership in Berger LLC, an 80% ownership in Nelson Money Managers plc and an approximate 32% investment in DST Systems, Inc. Each holder of record of KCSI Common Stock received two shares of common stock of Stilwell, par value $0.01 per share ("Stilwell Common Stock"), for every one share of KCSI Common Stock held on June 28, 2000 (the "Record Date").

KCSI effected the Distribution on July 12, 2000 by delivering all of the outstanding shares of Stilwell Common Stock to the distribution agent for distribution to the stockholders of record of KCSI Common Stock on the Record Date. The total number of shares of Stilwell Common Stock distributed was 222,999,786 based upon the number of shares of KCSI Common Stock outstanding on the Record Date. Stilwell Common Stock certificates were mailed on or about July 12, 2000.

No consideration was paid by KCSI's stockholders for the shares of Stilwell Common Stock received in the Distribution, nor were stockholders required to surrender or exchange shares of KCSI Common Stock nor take any other action in order to receive shares of Stilwell Common Stock.

In connection with the Distribution and the Reverse Stock Split (as defined below), KCSI has adjusted its financial statements, on a pro forma basis, to reflect the departure of the Stilwell businesses from KCSI's consolidation. The pro forma financial statements are included with this Current Report as exhibit 99.1.

Item 5.  Other Events.

On July 12, 2000, KCSI's Certificate of Incorporation was amended (the "Amendment"), to effect a one for two reverse stock split (the "Reverse Stock Split") of KCSI Common Stock. The Amendment was approved by stockholders at a special meeting on July 15, 1998. The proxy statement explaining the Reverse Stock Split was mailed to stockholders on or about June 9, 1998.



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Item 7.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The pro forma KCSI consolidated  financial  statements are attached hereto as
      Exhibit 99.1

(c)   Exhibits.

99.1 - Pro Forma KCSI Consolidated Financial Statements



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange act of 1934, KCSI has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Kansas City Southern Industries, Inc.


Date: July 14, 2000            By:    /s/ Louis G. Van Horn
                                        Louis G. Van Horn
                                 Vice President & Comptroller
                                (Principal Accounting Officer)



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                                 EXHIBIT INDEX



99.1        Pro Forma KCSI Consolidated Financial Statements